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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 1, 2009

                            CONSORTEUM HOLDINGS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                        333-140236
----------------------------      -----------------------  ---------------------
(State or other jurisdiction      (Commission File Number)     IRS Employer
  of incorporation)                                          Identification No.

          Suite 202, 2900 John Street, Markham, Ontario Canada L3R 5G3
          -------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


    Registrant's telephone number, including area code         (866) 824 8854

          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

(1) On December 1, 2009 Consorteum Holdings, Inc. (the "Company") executed and delivered a term note (the "Term Note") in the amount of $130,000 to Calm Seas Capital, LLC which is repayable in 11 equal installments of $11,818.18 commencing on January 30, 2010 and continuing on the 15th day of each calendar month thereafter until repaid in full. Upon the Company's failure to make any payment when due, or any other event of default as specified in the Term Note, the Term Note bears interest at the rate of 15% per annum compounded daily. As additional consideration for the loan by Calm Seas Capital, LLC, the Company issued 1,500,000 restricted shares of its common stock to Calm Seas Capital, LLC.

(2) On December 9, 2009 the Company entered into an advertisement scheduling and investor relations agreement with Quality Stocks, LLC pursuant to which Quality Stocks will perform certain services as therein described, in return for which the Company issued 1,500,000 restricted shares of its common stock to Quality Stocks, LLC.

(3) On December 21, 2009 the Company entered into a sales and marketing video production agreement with Tribe Communications, Inc. ("Tribe") pursuant to which Tribe agreed to create, script, direct and produce a sales and marketing video for the Company in return for a fee, due at signing, of $50,000. The Company paid the fee to Tribe by issuing 3,125,000 restricted shares of its common stock which, for this purpose, the Company valued at $.016 per share.

(4) On December 21, 2009 the Company entered into a corporate imaging video production agreement with Tribe Communications, Inc. ("Tribe") pursuant to which Tribe agreed to create, script, direct and produce a corporate imaging video for the Company in return for a fee, due at signing, of $50,000. The Company paid the fee to Tribe by issuing 3,125,000 restricted shares of its common stock which, for this purpose, the Company valued at $.016 per share.

Item 3.02 Unregistered Sales of Equity Securities.

(1) On December 1, 2009 Company issued 1,500,000 restricted shares of its common stock to Calm Seas Capital, LLC as additional consideration for a loan from Calm Seas to the Company described in Item 1.01 of this Report on Form 8-K. The issuance of the shares to Calm Seas Capital, LLC was exempt under section 4(2) of the Securities Act.

(2) On December 9, 2009 the Company issued 1,500,000 restricted shares of its common stock to Quality Stocks, LLC for services to be performed pursuant to a contract described in Item 1.01 of this Report on Form 8-K. The issuance of the shares to Quality Stocks, LLC was exempt under section 4(2) of the Securities Act.

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(3) On December 21, 2009 the Company issued 3,125,000 restricted shares of its common stock which, for this purpose, the Company valued at $.016 per share, to Tribe Communications, Inc. ("Tribe"), for services to be performed pursuant to a contract described in Item 1.01(3) of this Report on Form 8-K. The issuance of the shares to Tribe was exempt under section 4(2) of the Securities Act of 1933 (the "Securities Act").

(4) On December 21, 2009 the Company issued 3,125,000 restricted shares of its common stock which, for this purpose, the Company valued at $.016 per share, to Tribe for services to be performed pursuant to a contract described in Item 1.01(4) of this Report on Form 8-K. The issuance of the shares to Tribe was exempt under section 4(2) of the Securities Act of 1933 (the "Securities Act").

Item 9.01 Financial Statements and Exhibits.

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CONSORTEUM HOLDINGS, INC.

                                                 Registrant

Date:  December 24, 2009
                                                  /s/ Craig A. Fielding
                                                 -------------------------
                                                 Craig A. Fielding,
                                                 President and CEO